Exhibit 99.2

                           MEMORANDUM OF UNDERSTANDING
                           ---------------------------

     This Memorandum of Understanding is made and entered into as of April 23, 2004, by and among Metromedia International Group, Inc., a Delaware corporation ("MIG"), International Telcell Cellular, Inc., a Delaware corporation ("ITC"), Dr. George Jokhtaberidze ("GJ"), Western Wireless International Corporation, a Delaware corporation ("WWIC"), and Western Wireless International Georgia Corporation, a Delaware corporation ("WWIGC"); provided, however, that WWIC and WWIGC are parties hereto solely with respect to the provisions of Sections 6 though 8 hereof. This Memorandum of Understanding reflects the agreements of the parties hereto in respect of the matters described herein and is the basis upon which the parties hereto shall negotiate and execute definitive, long-form documentation for the Restructuring Transactions (as defined below).

                                    RECITALS
                                    --------

     (a) ITC is an indirect, wholly-owned subsidiary of MIG, whose sole asset is an equity interest of Telcell Wireless, LLC, a Delaware limited liability company ("Telcell"), representing 70.41% of the total outstanding equity interests of Telcell. The remaining equity interests of Telcell are owned by WWIGC.

     (b) GJ owns an equity interest in Magticom Ltd., a Georgian company ("Magticom"), representing 51% of the total outstanding equity interests in Magticom.

     (c) GJ proposes to sell to ITC an equity interest in Magticom representing 1.1% of the total outstanding equity interests in Magticom for a purchase price of US$6,860,000.

     (d) GJ proposes to use the proceeds of the sale of 1.1% of the total outstanding equity interests in Magticom to prepay that certain Secured Promissory Note, dated April 14, 2004 (the "Note"), issued by GJ in favor of Telcell, and Telcell proposes to promptly distribute the proceeds of such prepayment to its members.

     (e) GJ proposes to transfer his remaining 49.9% interest in Magticom to ITC in exchange for (i) a payment of US$11,339,550 and (ii) shares of common stock of ITC representing 49.9% of the total outstanding equity interests of ITC.

     (f) Upon completion of the transactions described in clauses (c) and (e) above, ITC proposes to issue an option to a department or agency of the government of Georgia as designated by the Economic Advisor to the President of Georgia (the "Georgian Agency") to purchase 20% of the total outstanding interests in Magticom (the transactions described in the foregoing clauses (c) through (f) are referred to collectively herein as the "Restructuring Transactions").

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and subject to compliance with the MIG Indenture (as defined below), the parties hereto agree, on behalf of themselves and, where appropriate, their affiliates, as follows:

     1. Purchase of Interest in Magticom from GJ. GJ will sell to ITC, and ITC will purchase from GJ, an equity interest in Magticom representing 1.1% of the total outstanding equity interests in Magticom for a purchase price of US$6,860,000 (the "Initial Purchase"). GJ will use the entire proceeds of the Initial Purchase to immediately prepay the Note. Upon receipt of the proceeds of the prepayment of the Note, Telcell shall promptly distribute the proceeds of such prepayment to WWIGC and ITC, its members, in accordance with their proportionate interests in Telcell.

     2. Exchange of Interest in Magticom for Shares of ITC. As soon as practicable after prepayment of the Note in accordance with Section 1 above, distribution of the proceeds of such prepayment to the members of Telcell and, in the case of ITC, a further distribution of such proceeds to its parent, International Telcell Inc., GJ will contribute his entire remaining equity interest in Magticom, representing 49.9% of the total outstanding interests in Magticom, in exchange for (a) a payment of US$11,339,550 and (b) shares of common stock of ITC representing 49.9% of the total outstanding equity interests of ITC.

     3. Issuance of Option. Promptly following consummation of the transaction described in Section 2 above, ITC will issue an assignable option to the Georgian Agency to purchase from ITC 20% of the total outstanding interests in Magticom on the terms set forth in that certain Memorandum of Understanding, dated the date hereof, between ITC and the Georgian Agency.

     4. Corporate Opportunity. MIG and GJ hereby agree that any opportunity presented to either of them or their respective direct or indirect subsidiaries or affiliates to purchase any interest in Telcell held by WWIGC or any other direct or indirect subsidiary or affiliate of Western Wireless Corporation, a Washington corporation, shall first be offered to ITC and the two parties shall structure any purchase by ITC such that MIG and GJ shall each have the opportunity to maintain their relative ownership positions in ITC.

     5. Right of First Offer. Following consummation of the transaction contemplated by Section 2 above, MIG and GJ shall have the right of first offer upon any proposed direct or indirect transfer of any interest in ITC by the other party.

     6. Waiver; Consent. Each of WWIC and WWIGC hereby waives, and shall cause each of their respective direct and indirect subsidiaries and affiliates to waive, any right, title or interest in the transactions set forth in Sections 1 through 3 above (including, without limitation, any right that it or Telcell may have to participate in such transactions whether pursuant to Section 9.4 of the Operating Agreement, dated as of January 2, 1998, by and among WWIGC, TWG Georgia, L.L.C. and ITC or otherwise) and hereby consents to the consummation of the transactions set forth in Sections 1 through 3 above.

     7. Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving notices to, or making any filings with, any governmental authority or any other person) as may be reasonably required or desirable to carry out or to perform the provisions of this Memorandum of Understanding. In addition, the parties hereto shall endeavor to cause the Restructuring Transactions to be consummated without delay.

     8. Miscellaneous. This Memorandum of Understanding (i) shall be governed by the laws of the State of New York applicable to agreements made and to be performed wholly within such state; (ii) may only be waived or amended in writing; and (iii) represents the entire understanding of the parties. It is also understood that this Memorandum of Understanding and the consummation of the transactions contemplated hereby shall only be consummated in compliance with the terms of the Indenture, dated as of September 30, 1999, by and between MIG and U.S. Bank Trust National Association, a national banking association, as trustee (the "MIG Indenture"). This Memorandum of Understanding shall become effective and binding upon the execution hereof and shall terminate upon the earlier of (i) the execution of definitive, long-form documentation evidencing the Restructuring Transactions or (ii) the date on which the parties hereto agree in writing to terminate this Memorandum of Understanding. This Memorandum of Understanding may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall constitute one and the same document.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Memorandum of Understanding to be duly executed on its behalf, as of the date first above written.



                              METROMEDIA INTERNATIONAL GROUP, INC.



                              By: /s/ Mark Hauf
                                  ----------------------------------------------
                                  Name: Mark S. Hauf
                                  Title: Chairman and CEO



                              INTERNATIONAL TELCELL CELLULAR, INC.



                              By: /s/ Mark Hauf
                                  ----------------------------------------------
                                  Name: Mark S. Hauf
                                  Title: President



                                  /s/ George Johktaberidze
                                  ----------------------------------------------
                                  Dr. George Jokhtaberidze



                For purposes of Section 6 through 8 hereof only:



                              WESTERN WIRELESS INTERNATIONAL CORPORATION



                              By: /s/ Brad Horwitz
                                  ----------------------------------------------
                                  Name: Brad Horwitz
                                  Title: President

                              WESTERN WIRELESS INTERNATIONAL GEORGIA CORPORATION



                              By: /s/ Brad Horwitz
                                  ----------------------------------------------
                                  Name: Brad Horwitz
                                  Title: President